                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         REGIONS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[X]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:
REGIONS FINANCIAL CORP.

PLEASE VOTE TODAY

July 22, 1998

Dear Fellow Stockholder:

We have previously mailed to you proxy materials relating to the Annual Meeting of Stockholders of Regions Financial Corporation to be held on Wednesday, July 29, 1998. According to our latest records, we still have not received your proxy card for this important meeting.

Since approval of Proposal 3 requires the affirmative vote of 75% of the outstanding shares of Common Stock, it is important that your shares are represented.

Your Board of Directors strongly recommends that you vote, "FOR" approval of all proposals on the meeting agenda.

Whether or not you plan to attend the Annual Meeting, please sign, date and mail the enclosed duplicate proxy card in the enclosed postage-paid envelope.

Thank you for your cooperation and continued support.

Sincerely,


/s/ Samuel E. Upchurch, Jr.
Samuel E. Upchurch, Jr.
Corporate Secretary

YOU MAY ALSO VOTE YOUR SHARES BY FAXING YOUR
PROXY TO D.F. KING & CO., INC. AT (212) 809-8839.